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                                                                  Exhibit 10.14B

                            SECOND AMENDMENT TO THE
             RE-ESTABLISHED RETIREMENT PLAN FOR HOURLY EMPLOYEES OF
                        KEWAUNEE SCIENTIFIC CORPORATION

     WHEREAS, Kewaunee Scientific Corporation (the "Company") maintains the Re-Established Retirement Plan for Hourly Employees of Kewaunee Scientific Corporation (the "Plan");

     WHEREAS, the Plan was amended and restated in its entirety, effective May 1, 1989, and subsequently amended effective May 1, 1989; and

     WHEREAS, the Company now wishes to amend the Plan;

     NOW THEREFORE, pursuant to the authority reserved to the Company under
Section 12.2, the Plan be and hereby is amended, effective January 1, 1997, in the following particulars:

     1. Section 7.5 is amended by adding the following as a new subsection 7.5(b) and redesignating the remaining subsections as required:

          "(b) If the present value of a Pension payable under the Plan, as determined under paragraph (a), is more than Three Thousand Five Hundred Dollars ($3,500) but not more than Six Thousand Dollars ($6,000), the Participant or Beneficiary may elect to receive payment of such Pension in a lump sum. In the case of a Pension payable to a Participant, such election shall be considered a selection of an optional form of benefit, and the notice, election and spousal consent provisions of Section 7.4 shall apply."

     2. The lump sum equivalency factors of Appendix A are replaced with the following:

          "For single (lump sum) distributions paid on or after January 1, 1997, the present value of a Pension shall be determined using the 1983 Group Annuity Mortality Table (Unisex) or such other mortality table as may be specified under
Section 417(e)(3)(A) of the Code and an interest rate equal to the annual interest rate on 30-year Treasury securities as announced by the Board of Governors of the Federal Reserve System for the second month prior to the first day of the Plan Year in which the distribution occurs."